SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 27, 2006

LifeCare Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-133319	51-0372090
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

5560 Tennyson Parkway

Plano, Texas 75024

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant’s telephone number, including area code: (469) 241-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 27, 2006, Carl F. Pollard was appointed a director of LifeCare Holdings, Inc. (the “Company”). Mr. Pollard has been the Chairman of Churchill Downs, Inc. since 2001. He also serves as a director of DNP Select Income Fund, Inc., Duff & Phelps Utility Corporate Bond Trust (DUC), and DTF Tax-Free Income Inc.

Directors of the Company receive compensation for service as a director in the amount of $60,000 per year, payable in quarterly installments of $15,000 (“Director Fee”). The Director Fee is paid in the form of cash or shares of the Company’s Common Stock at the discretion of the director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeCare Holdings, Inc.

By:	/s/ W. Earl Reed, III

Name:	W. Earl Reed, III

Title:	President and Chief Executive Officer

Date:	November 3, 2006

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